PACE® Select Advisors Trust

November 13, 2026

Supplement to the prospectuses relating to Class A shares (the “Class A Prospectus”), Class P shares (the “Class P Prospectus”) and Class P2 shares (the “Class P2 Prospectus”) (collectively, the “Prospectuses”), and the Statement of Additional Information (“SAI”), each dated November 28, 2025, as supplemented.

Includes:
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PACE® Global Fixed Income Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Global Fixed Income Investments (the “fund”), a series of the PACE Select Advisors Trust (the “Trust”). At the recommendation of UBS Asset Management (Americas) LLC (“UBS AM”), the fund’s manager, the Trust’s Board of Trustees (the “Board”) has terminated J.P. Morgan Investment Management Inc. (“J.P. Morgan”) as subadvisor to the fund, effective as of the close of business on November 6, 2026. In addition, at the recommendation of UBS AM, the Board has appointed Pacific Investment Management Company LLC (“PIMCO”) to serve as a new subadvisor to the fund. PIMCO assumed investment advisory responsibility with respect to a separate portion of the fund’s portfolio effective on November 6, 2026.

I. PACE® Global Fixed Income Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to “J.P. Morgan Investment Management Inc.” or “J.P. Morgan” as a subadvisor to the fund in the Prospectuses and SAI are hereby deleted.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Principal investments” on page 30 of the Class A Prospectus, beginning on page 29 of the Class P Prospectus and on page 27 of the Class P2 Prospectus is revised by replacing the seventh sentence of the first paragraph with the following:

The fund may invest in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as “junk bonds”).

The same section of each Prospectus is revised by replacing the first sentence of the second paragraph with the following:

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within three years of the effective duration of the Bloomberg Global Aggregate Index Unhedged, as calculated by the sub-adviser, which as of July 31, 2026 was approximately 6.15 years and may change over time.

ZS-1308

The same section of each Prospectus is revised by replacing the third sentence of the third paragraph of that section with the following:

The derivatives in which the fund invests include options, futures, swap agreements and currency forward agreements.

The same section of each Prospectus is revised by adding the following as the last sentence of the third paragraph:

The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Management process” beginning on page 30 of the Class A Prospectus, on page 30 of the Class P Prospectus and on page 27 of the Class P2 Prospectus is revised by replacing the fourth paragraph of that section with the following:

The subadvisor utilizes a strategy that involves actively managing a diverse portfolio of global fixed income securities, investing portfolio assets either directly or through financial derivatives.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Principal risks” beginning on page 31 of the Class A Prospectus, beginning on page 30 of the Class P Prospectus and beginning on page 27 of the Class P2 Prospectus is revised by adding the following as a new risk factor:

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions (such as expropriation or nationalization), greater risks of political and civil instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience high transaction costs, possible foreign controls on investment, less stringent investor protections, high rates of inflation or deflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additionally, the fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s or issuer’s legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Risk/return bar chart and table” on page 34 of the Class A Prospectus, on page 34 of the Class P Prospectus and beginning on page 30 of the Class P2 Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Pacific Investment Management Company LLC (“PIMCO”) assumed day-to-day management of the fund’s assets on November 6, 2026.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Investment manager and advisor(s)” on page 34 of the Class A Prospectus, on page 34 of the Class P Prospectus and on page 31 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

PIMCO serves as the fund’s subadvisor.

The section captioned “PACE Global Fixed Income Investments Fund summary” and sub-captioned “Portfolio management team” beginning on page 34 of the Class A Prospectus, on page 34 of the Class P Prospectus and beginning on page 31 of the Class P2 Prospectus is revised by replacing the last bullet point of that section with the following:

•
PIMCO—Sachin Gupta, Managing Director and Portfolio Manager, Andrew Balls, Managing Director, Portfolio Manager and CIO Global Fixed Income, and Martin Svorc, Executive Vice President and Portfolio Manager, have been portfolio managers of the fund since November 2026.

The section captioned “More information about the funds—PACE Global Fixed Income Investments” and sub-captioned “Principal investments” on page 95 of the Class A Prospectus, on page 97 of the Class P Prospectus and on page 92 of the Class P2 Prospectus is revised by replacing the seventh sentence of the first paragraph with the following:

The fund may invest in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as “junk bonds”).

The same section of each Prospectus is revised by replacing the first and second sentences of the second paragraph with the following:

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within three years of the effective duration of the fund’s benchmark index, as calculated by the sub-adviser, which as of July 31, 2026 was approximately 6.15 years and may change over time. This means that the duration of the fund could range from approximately 3.15 years to 9.15 years in this example.

The same section of each Prospectus is revised by replacing the third sentence of the third paragraph of that section with the following:

The derivatives in which the fund invests include options, futures, swap agreements and currency forward agreements.

The same section of each Prospectus is revised by adding the following as the last sentence of the third paragraph:

The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The section captioned “More information about the funds—PACE Global Fixed Income Investments” and sub-captioned “Management process” beginning on page 95 of the Class A Prospectus, beginning on page 97 of the Class P Prospectus and beginning on page 92 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Pacific Investment Management Company LLC (“PIMCO”) currently serves as the fund’s subadvisor.

The same section of each Prospectus is revised by replacing the fourth and fifth paragraphs of that section with the following:

PIMCO seeks to invest in a diverse, actively managed portfolio of global fixed income securities. This process includes both top-down and bottom-up decision-making inputs to identify multiple sources of value. Top-down strategies focus on both short term and longer-term global macroeconomic considerations and are utilized as part of regional and sector selection. Bottom-up strategies examine the profiles of individual instruments and are key to PIMCO’s ability to select undervalued securities spanning all sectors of the global fixed-income market. PIMCO selects the portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances.

Issuers of the securities in which PIMCO invests may be located in any country, including emerging markets. PIMCO may invest a significant portion of the fund’s assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. PIMCO primarily invests in investment grade fixed income instruments, but may invest the fund’s assets in below investment grade and unrated debt securities. PIMCO may also use financial derivative instruments without limit for risk management purposes or to attempt to increase total returns. The financial derivative instruments PIMCO may use include, but are not limited to, futures, options, swap agreements and currency forward agreements. PIMCO may also invest in assets denominated in any currency.

PIMCO’s investment process integrates material environmental, social and governance (“ESG”) considerations into the research process for portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. PIMCO may utilize data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. PIMCO’s portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned “Additional information about investment objectives, principal risks and investment strategies” and sub-captioned “Additional information about principal risks” beginning on page 126 of the Class A Prospectus, beginning on page 128 of the Class P Prospectus and beginning on page 123 of the Class P2 Prospectus is revised by adding “Emerging market risk” as a risk factor applicable to PACE Global Fixed Income Investments in the applicable chart in that section.

The section captioned “Management” and sub-captioned “PACE Global Fixed Income Investments” on page 163 of the Class A Prospectus, beginning on page 162 of the Class P Prospectus and on page 153 of the Class P2 Prospectus is revised by replacing that section in its entirety with the following:

Pacific Investment Management Company LLC (“PIMCO”) serves as subadvisor for PACE Global Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2026, PIMCO had approximately $ 2.29 trillion in assets, including $ 1.90 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Sachin Gupta, Andrew Balls, and Martin Svorc are jointly responsible for the day-to-day management of the fund.

Sachin Gupta is a managing director and global portfolio manager in the Newport Beach office, where he leads the global desk. He is an advisory member of the Asia-Pacific Portfolio Committee and has previously served on the Investment Committee, the European Portfolio Committee and the Emerging Markets Portfolio Committee.

Previously at PIMCO, he managed European liability-driven investment (LDI) portfolios in the London office and was a member of the global portfolio management team in the Singapore office. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 28 years of investment experience.

Andrew Balls is CIO Global Fixed Income and a managing director in the London office, where he oversees the firm’s European, Asia-Pacific, emerging markets and global specialist investment teams. He manages a range of global portfolios and is a member of the Investment Committee. Previously, he oversaw European portfolio management and was a global portfolio manager in the Newport Beach office and the firm’s global strategist. Prior to joining PIMCO in 2006, he was an economics correspondent and columnist for the Financial Times in London, New York and Washington, DC. He has 21 years of investment experience.

Martin Svorc is an executive vice president and portfolio manager in the London office, specializing in foreign exchange and global rates. Previously, he led the EMEA portfolio associate group, working with the global and UK portfolio management teams, and also worked with the emerging markets portfolio management team in Munich. He joined PIMCO in 2010. He has 15 years of investment experience.

The section captioned “The funds and their investment policies” and sub-captioned “PACE Global Fixed Income Investments” beginning on page 8 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Pacific Investment Management Company LLC (“PIMCO”) serves as the fund’s subadvisor.

The same section of the SAI is revised by replacing the following as the tenth sentence of the first paragraph:

The fund invests in bonds of varying maturities, but normally limits its portfolio “duration” to within three years of the effective duration of the Bloomberg Global Aggregate Index Unhedged, the fund’s strategy benchmark index and which is generally representative of the market sectors or types of investments in which the fund invests, as calculated by the investment advisor.

The same section of the SAI is revised by replacing the fifth sentences of the second paragraph with the following:

The fund may invest in emerging market bonds (including bonds denominated in local emerging markets currencies), irrespective of their credit quality, in an amount up to 20% of its total assets above the fund’s benchmark exposure to such securities.

The same section of the SAI is revised by adding the following as the last sentence of the second paragraph:

The fund may also invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The section captioned “The funds’ investments, related risks and limitations” and sub-captioned “Short sales” on page 55 of the SAI is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments (with respect to TBA securities coupon trades), PACE International Equity Investments, PACE Global Real Estate

Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost).

The section captioned “Investment advisory arrangements” and sub-captioned “PACE Global Fixed Income Investments” beginning on page 96 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreement for this fund with Pacific Investment Management Company LLC (“PIMCO”), UBS AM (not the fund) pays PIMCO a fee based on the fund’s average daily net assets.

The same section of the SAI is revised by replacing the last paragraph of that section with the following:

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

The section captioned “Proxy voting policies and procedures” and sub-captioned “PACE Global Fixed Income Investments” beginning on page 122 of the SAI is revised by replacing the caption of that section with the following:

PACE Global Fixed Income Investments—Pacific Investment Management Company LLC.

The same section of the SAI is revised by replacing that section in its entirety with the following:

For information regarding the proxy voting policies of PIMCO, please see the above language in this section under “PACE Mortgage-Backed Securities Fixed Income Investments.”

The section captioned “Portfolio managers” and sub-captioned “PACE Global Fixed Income Investments—J.P. Morgan Investment Management Inc.” beginning on page 186 of the SAI is revised by replacing the caption of that section with the following:

PACE Global Fixed Income Investments—Pacific Investment Management Company LLC.

The same section of the SAI is revised by replacing that section in its entirety with the following:

Sachin Gupta, Andrew Balls and Martin Svorc are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2026:

Sachin Gupta

Registered investment companies		Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	22	25
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	3
Assets Managed (in millions)	$26,430	$16,363	$31,936
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$857	$549

Andrew Balls

Registered investment companies		Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	16	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$25,393	$27,881	$33,131
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$3,760

Martin Svorc

Registered investment companies		Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	336	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$0	$140,837	$13,013
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$406	$0

Potential conflicts of interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds or to accounts in which a Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund’s investment in an underlying account, or relating to an investing account’s investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Fund acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Portfolio Trading. Subject to PIMCO’s policies and procedures, PIMCO may engage in “portfolio trading” for certain Clients which involves grouping similar, but not identical, securities and selling them as a single transaction. Not all Clients are eligible to participate in portfolio trading, and this approach may not achieve the same execution quality as trading the same security, or individual securities, on a standalone basis. Portfolio trading also presents potential conflicts of interest, including conflicts relating to valuation and the allocation of proceeds among participating Clients. These conflicts could result in some Clients being disadvantaged relative to some Clients as compared to other Clients. Although PIMCO has adopted policies and procedures designed to manage and mitigate these conflicts, those measures may not always be effective.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Fund, and these relationships may influence PIMCO’s selection of these service providers for a Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Fund if the Funds determine not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Funds or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors, including without limitation: (i) the nature of the security or instrument and associated risk characteristics; (ii) applicable Client account investment restrictions and guidelines, including regulatory restrictions; (iii) Client account-specific investment objectives, restrictions and other Client instructions, as applicable; (iv) risk tolerances; (v) amounts of available cash; (vi) the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); (vii) whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; and (viii) other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. In certain instances, issuers, underwriters, or counterparties may restrict participation in new issue distributions or other specialized opportunities to particular market participants and, as a result, such issuances or opportunities may not be available to, or allocated to, certain Client accounts, even where otherwise appropriate or suitable. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds a long position. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client. Additionally, in certain circumstances, Client assets in discretionary Accounts may be deployed in connection with offerings of securities, including to support or facilitate larger syndicated transactions. This may create incentives to allocate such opportunities or structure transactions in a manner that benefits PIMCO or its affiliates.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, conflicts of interest may arise with respect to decisions such as: (i) whether to make the investment; (ii) whether to exercise certain rights; (iii) whether to take an action; (iv) how to exit an investment and (v) how to make determinations relating to proxy voting, corporate reorganizations, bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout). Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI. In addition, PIMCO will, in many cases, rely on public information in connection with the valuation of certain securities when another business unit within PIMCO or one of its affiliates may be otherwise in possession of MNPI suggesting that such valuations may be inaccurate.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investments with affiliates of the Funds. The Funds may rely on no-action relief from the SEC staff that permits each Fund to rely on exemptive relief granted to other PIMCO-sponsored entities. This exemptive relief permits (among other things) PIMCO-sponsored funds to co-invest with their affiliates, including other PIMCO-sponsored registered funds and business development companies, PIMCO-sponsored or managed private funds and accounts and other PIMCO affiliates, subject to certain terms and conditions. The exemptive relief imposes certain conditions on co-investments made in reliance on such relief that may limit or restrict the Funds’ ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Funds’ ability to achieve the desired investment returns. PIMCO seeks to allocate investment opportunities in a fair and equitable manner over time, consistent with its allocation policies and procedures. In the event investment opportunities are allocated among the Funds and a Fund’s affiliates pursuant to the exemptive relief, a Fund may not be able to structure its investment portfolio in the manner desired. Pursuant to the exemptive relief, and subject to Board approval under certain circumstances, a Fund may invest in opportunities in which PIMCO and/or its affiliates have an existing investment. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Funds and its affiliates. For example, from time to time, the Funds and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. As required by the exemptive relief, the Fund has adopted, and the Board, including the “required majority,” has approved, policies and procedures reasonably designed to ensure compliance with the terms and conditions of the exemptive relief; PIMCO has adopted and implemented policies and procedures reasonably designed to prevent the Funds from being disadvantaged by participation in the co-investment program; and the board is provided with regular reporting regarding the co-investment program, if applicable.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Funds) should also be aware that a Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Additionally, the Funds may participate in certain investment opportunities sourced by PIMCO or an affiliate, and excess demand may be placed or referred by an affiliated service provider to third parties in return for a fee. Conflicts of interest could arise from such instances even if the Funds do not pay fees to the affiliated service provider in connection with such transactions. For example, PIMCO could have an incentive to allocate less of an investment opportunity to the Funds in order to increase fees received by the affiliated service provider (by increasing the amount of the opportunity placed or referred to third parties), or an incentive to consider the affiliated service provider’s receipt of fees when determining whether a Fund will participate in such an investment opportunity (which may impair whether the investment opportunity is made available). Although PIMCO and the Funds have adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures will be successful. Moreover, PIMCO’s policies and procedures may be modified or terminated at any time in PIMCO’s sole discretion.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.

Certain portfolio managers who manage assets of the Funds also manage certain accounts, such as PIMCO’s private alternative funds, and may receive carried interest awards in connection with their management of such accounts. Carried interest is not a component of PIMCO’s compensation program; rather, it is a separate long-term incentive arrangement that links eligible portfolio managers’ economic outcomes to the outcomes of certain such accounts. Such portfolio managers may have an incentive to favor such accounts over the Funds in the allocation of investment opportunities.

PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Portfolio Manager Compensation. PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation—In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•
performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2‑year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups; and
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amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of fund shares. As of July 31, 2026, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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